Franklin Templeton
Japan Fund

--------------------------------------------------------------------------------

Your Fund's Objective:

The Franklin Templeton Japan Fund seeks long-term capital growth by investing primarily in securities of companies domiciled in Japan and traded in Japanese securities markets.

--------------------------------------------------------------------------------

November 16, 1995

Dear Shareholder:

We are pleased to bring you the semi-annual report of the Franklin Templeton Japan Fund for the six months ended September 30, 1995.

Although the long-term downtrend in Japanese stocks continued through the first three months of this period, the market made a decisive turnaround beginning in July. At that point, offshore investors began driving the market higher even though Japanese investors continued selling their shares. Foreigners were inspired by the moves of the Japanese government addressing the nation's banking crisis and weak economy. These included cutting the overnight bank lending rate to 0.50% from 1.00%, and a series of announced public spending measures. Although the Fund fully participated in the rally, the gains produced by our stocks were virtually offset by a weakening yen. Overall, the Fund provided a total return of -1.11% during this period, as shown in the Performance Summary on page 4. This compared with a total return

--------------------------------------------------------------------------------

Franklin Templeton Japan Fund

Portfolio Breakdown on 9/30/95
Based on Total Net Assets

                                Energy 1.2%

                                Materials 10.2%

                                Consumer Goods 13.2%

[PIE CHART APPEARS HERE]        Finance 7.3%

                                Multi-Industry 5.1%

                                Services 14.3%

                                Capital Equipment 29.2%

                                Short-Term Obligations
                                & Other Net Assets 19.5%

of -2.74% produced by the unmanaged benchmark Nikkei 225 Index./1/ Of course, we have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner.

The Fund's largest holding was Shinko Electric Industries, which performed admirably during the six-month period under review, rising from 1660 yen on March 31, 1995 to


1. Please remember that the Fund's performance differs from that of the index because the index does not contain cash (the Fund generally carries a certain percentage of cash at any given time) and includes no sales charges or management expenses. Of course, one cannot invest directly in an index.


4290 yen on September 30, 1995. This spring we visited Shinko, a manufacturer of lead frames for semiconductors in Nagano and were very impressed with management and the company's in-house integrated production capability. Chudenko, our third-largest holding, provides comprehensive electrical engineering services to the Chubu area, and is actively winning orders related to the Hanshin earthquake reconstruction. Bank stocks, especially the city banks, were very weak during this period. Your Fund holds only larger, regional banks such as Hachijuni and Akita, which are not as burdened with the vast amounts of bad loans carried by the city banks.

In our opinion, the short-term outlook for Japan's economy is not favorable. Deflationary pressures appear to be continuing due to deregulation, cheaper imports, excessive manufacturing capacity and the sizable bad loans on bank balance sheets. Compounding these pressures, wage growth has also turned negative, causing reduced spending by Japanese consumers and stagnant retail sales compared with last year's figures. Many economists have compared events in Japan to the problems of the United States in the 1930s when its economy remained mired in what appeared to be a never-ending

--------------------------------------------------------------------------------

Franklin Templeton Japan Fund

Top 10 Holdings on 9/30/95
As a Percentage of Total Net Assets
                                                                      % of Total
Company, Industry                                                     Net Assets
--------------------------------------------------------------------------------
Shinko Electric Industries Co. Ltd.;
Industrial Components                                                    5.0%
--------------------------------------------------------------------------------
Chofu Seisakusho Co. Ltd.;
Appliances & Household Durables                                          3.5%
--------------------------------------------------------------------------------
Chudenko Corp.;
Industrial Components                                                    3.4%
--------------------------------------------------------------------------------
Amway Japan Ltd.; Multi-Industry                                         3.4%
--------------------------------------------------------------------------------
Toda Corp.;
Construction & Housing                                                   3.2%
--------------------------------------------------------------------------------
Daiei, Inc.; Merchandising                                               3.0%
--------------------------------------------------------------------------------
Daicel Chemical Industries Ltd.;
Chemicals                                                                2.8%
--------------------------------------------------------------------------------
National House Industrial Co. Ltd.;
Construction & Housing                                                   2.7%
--------------------------------------------------------------------------------
Tokyo Style Co. Ltd.;
Textiles & Apparel                                                       2.7%
--------------------------------------------------------------------------------
Nissin Corp.; Transportation                                             2.6%
--------------------------------------------------------------------------------

For a complete list of portfolio holdings, see page 6 of this report.


depression. Unlike the U.S. monetary authorities in the 1930s, however, the Bank of Japan has aggressively lowered overnight interest rates to post-World War II lows. Such action is similar to the Federal Reserve Board's response to the U.S. banking crisis in the early 1990s.

It should be remembered that there are special risks involved with investing in a single foreign country, including increased susceptibility to currency fluctuations, market volatility, and economic, social, and political uncertainty, which are further discussed in the Fund's prospectus. We believe that, although Japan will go through much pain as it reshapes its economy, such actions will eventually lead to a brighter day and potential investment opportunities for shareholders of the Fund.

Thank you for your continued support of the Franklin Templeton Japan Fund. We welcome your comments and look forward to serving you in the future.

Sincerely,

/s/ William T. Howard, Jr.

William T. Howard, Jr., CFA
Portfolio Manager
Franklin Templeton Japan Fund

--------------------------------------------------------------------------------

Performance Summary

The Franklin Templeton Japan Fund produced a total return of -1.11% for the six-month period ended September 30, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividend and capital gains distributions, and does not include sales charges.

The Fund's share price, as measured by net asset value, decreased from $9.93 on March 31, 1995 to $9.79 on September 30, 1995. During the reporting period, shareholders received distributions totaling 3 cents ($0.03) per share in dividend income. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

--------------------------------------------------------------------------------

Franklin Templeton Japan Fund
Periods ended September 30, 1995

                                                                   Since
                                                                 Inception
                                              One-Year           (7/28/94)
Average Annual
Total Return/1/                                -6.88%             -5.96%

Cumulative
Total Return/2/                                -1.19%             -1.29%

1. Average annual total return represents the average annual change in value of an investment over the specified periods and includes the maximum 5.75% initial sales charge.

2. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 5.75% initial sales charge.

All total return calculations assume reinvestment of dividend and capital gains distributions when paid. Investment return and principal value will fluctuate with Japan's market conditions, currency, and its economic and political climate, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future results.

All total return calculations reflect the deduction of a proportional share of Fund expenses on an annual basis. The Fund's Investment Manager and Administrative Manager have agreed in advance to reduce their respective fees and to make certain payments to reduce expenses, which increases total return to shareholders. If the Managers had not taken this action, the Fund's total return would have been lower. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

Franklin Templeton Japan Fund
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (For a share outstanding throughout the period)

                                               SIX MONTHS       JULY 28, 1994
                                                 ENDED          (COMMENCEMENT
                                           SEPTEMBER 30, 1995 OF OPERATIONS) TO
                                              (UNAUDITED)+     MARCH 31, 1995
                                           ------------------ -----------------
Net asset value, beginning of period            $  9.93            $10.00
                                                -------            ------
Income from investment operations:
 Net investment income                              .01               .10
 Net realized and unrealized loss                  (.12)             (.12)
                                                -------            ------
Total from investment operations                   (.11)             (.02)
Distributions to shareholders from net
 investment income                                 (.03)             (.05)
                                                -------            ------
Change in net asset value                          (.14)             (.07)
                                                -------            ------
Net asset value, end of period                  $  9.79            $ 9.93
                                                =======            ======
TOTAL RETURN *                                  (1.11)%            (.19)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                 $ 3,478            $1,444
Ratio of expenses to average net assets           8.90%**          12.05%**
Ratio of expenses, net of reimbursement,
 to average net assets                            1.95%**           1.25%**
Ratio of net investment income to average
 net assets                                        .28%**           1.92%**
Portfolio turnover rate                            .22%                --

 *TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED.
**ANNUALIZED.
 +BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Franklin Templeton Japan Fund
Investment Portfolio, September 30, 1995 (unaudited)

--------------------------------------------------------------------------------

 INDUSTRY  ISSUE                                     COUNTRY SHARES    VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS: 80.5%
-------------------------------------------------------------------------------
 Appliances & Household Durables: 4.6%
           Chofu Seisaku Co. Ltd.                     Jpn.     5,000 $  122,659
           Sony Corp.                                 Jpn.       700     36,323
                                                                     ----------
                                                                        158,982
-------------------------------------------------------------------------------
 Banking: 3.5%
           Akita Bank Ltd.                            Jpn.     8,000     56,292
           Hachijuni Bank Ltd.                        Jpn.     6,000     67,235
                                                                     ----------
                                                                        123,527
-------------------------------------------------------------------------------
 Chemicals: 2.8%
           Daicel Chemical Industries Ltd.            Jpn.    17,000     97,824
-------------------------------------------------------------------------------
 Construction & Housing: 9.7%
           Daito Trust Construction Co. Ltd.          Jpn.     6,000     69,658
           Maeda Corp.                                Jpn.     6,000     63,601
           National House Industrial Co. Ltd.         Jpn.     5,000     93,382
           Toda Corp.                                 Jpn.    13,000    112,473
                                                                     ----------
                                                                        339,114
-------------------------------------------------------------------------------
 Electrical & Electronics: 3.2%
           Hitachi Ltd.                               Jpn.     6,000     65,418
           Matsushita Electric Industrial Co. Ltd.    Jpn.     3,000     46,035
                                                                     ----------
                                                                        111,453
-------------------------------------------------------------------------------
 Financial Services: 1.3%
           Yamaichi Securities Co. Ltd.               Jpn.     8,000     45,308
-------------------------------------------------------------------------------
 Forest Products & Paper: 2.3%
           Rengo Co. Ltd.                             Jpn.    12,000     80,561
-------------------------------------------------------------------------------
 Industrial Components: 16.3%
           Chudenko Corp.                             Jpn.     3,000    118,116
           *Fuji Heavy Industries Ltd.                Jpn.    21,000     80,773
           Mitsubishi Heavy Industries Ltd. Co.
           Ltd.                                       Jpn.     9,000     69,053
           Sanyo Electric Co. Ltd.                    Jpn.    10,000     57,140
           Shinko Electric Industries                 Jpn.     4,000    173,237
           Toyo Engineering Corp.                     Jpn.    12,000     68,689
                                                                     ----------
                                                                        567,008
-------------------------------------------------------------------------------
 Insurance: 2.5%
           Tokio Marine & Fire Insurance Co. Ltd.     Jpn.     8,000     86,417
-------------------------------------------------------------------------------
 Merchandising: 2.9%
           Daiei Inc.                                 Jpn.     9,000    102,670
-------------------------------------------------------------------------------

Franklin Templeton Japan Fund
Investment Portfolio, September 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

 INDUSTRY  ISSUE                                COUNTRY SHARES    VALUE

--------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
--------------------------------------------------------------------------
 Metals & Mining: 2.5%
           Nittetsu Mining Co. Ltd.              Jpn.    10,000 $   87,830
--------------------------------------------------------------------------
 Miscellaneous Materials & Commodities: 2.6%
           Tenma Corp.                           Jpn.     4,000     90,455
--------------------------------------------------------------------------
 Multi-Industry: 5.1%
           Amway Japan Ltd.                      Jpn.     3,000    116,905
           Mitsubishi Oil Co. Ltd.               Jpn.     7,000     59,926
                                                                ----------
                                                                   176,831
--------------------------------------------------------------------------
 Recreation, Other Consumer Goods: 1.7%
           Nintendo Co. Ltd.                     Jpn.       800     58,150
--------------------------------------------------------------------------
 Telecommunications: 2.3%
           Nippon Telegraph & Telephone Corp.    Jpn.         9     79,052
--------------------------------------------------------------------------
 Textiles & Apparel: 6.9%
           Nisshinbo Industries Inc.             Jpn.     7,000     60,774
           Tokyo Style Co. Ltd.                  Jpn.     6,000     93,282
           Wacoal Corp.                          Jpn.     7,000     84,801
                                                                ----------
                                                                   238,857
--------------------------------------------------------------------------
 Transportation: 7.8%
           East Japan Railway                    Jpn.        15     74,201
           Iino Kaiun Kaisha Ltd.                Jpn.    10,000     50,477
           Kyoei Tanker Co. Ltd.                 Jpn.    16,000     54,919
           Nissin Corp.                          Jpn.    19,000     92,070
                                                                ----------
                                                                   271,667
--------------------------------------------------------------------------
 Utilities Electrical & Gas: 1.2%
           Hokkaido Electric Power Co. Inc.      Jpn.     1,734     41,663
--------------------------------------------------------------------------
 Wholesale & International Trade: 1.3%
           Mitsubishi Corp.                      Jpn.     4,000     44,824
                                                                ----------
 TOTAL COMMON STOCKS (cost $2,792,783)                           2,802,193
--------------------------------------------------------------------------

Franklin Templeton Japan Fund
Investment Portfolio, September 30, 1995 (unaudited) (cont.)

--------------------------------------------------------------------------------

                                                    PRINCIPAL IN
 INDUSTRY  ISSUE                           COUNTRY LOCAL CURRENCY   VALUE

-----------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 22.4% (cost
  $777,506)
-----------------------------------------------------------------------------
           U.S. Treasury Bills, 5.16% to
            5.37% with
            maturities to 11/24/95          U.S.      782,000     $  777,686
-----------------------------------------------------------------------------
 TOTAL INVESTMENTS: 102.9% (cost
 $3,570,289)                                                       3,579,879
 OTHER ASSETS, LESS LIABILITIES: (2.9)%                             (101,610)
                                                                  ----------
 TOTAL NET ASSETS: 100.0%                                         $3,478,269
                                                                  ==========

*NON-INCOME PRODUCING.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Franklin Templeton Japan Fund
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995 (unaudited)

Assets:
 Investments in securities, at value
  (identified cost $3,570,289)                        $3,579,879
 Cash                                                      5,581
 Receivables:
  Fund shares sold                                         7,108
  Expense reimbursement                                   18,963
  Dividends and interest                                   6,487
 Unamortized organization costs                           87,823
                                                      ----------
   Total assets                                        3,705,841
                                                      ----------
Liabilities:
 Payables:
  Investment securities purchased                        206,148
  Fund shares redeemed                                       874
 Accrued expenses                                         20,550
                                                      ----------
   Total liabilities                                     227,572
                                                      ----------
Net assets, at value                                  $3,478,269
                                                      ==========
Net assets consist of:
 Undistributed net investment income                  $    5,687
 Net unrealized appreciation                               9,590
 Accumulated net realized loss                            (4,549)
 Net capital paid in on shares of beneficial interest  3,467,541
                                                      ----------
Net assets, at value                                  $3,478,269
                                                      ==========
Shares outstanding                                       355,277
                                                      ==========
Net asset value per share
 ($3,478,269 / 355,277)                               $     9.79
                                                      ==========
Maximum offering price
 ($9.79 / 94.25%)                                     $    10.39
                                                      ==========


STATEMENT OF OPERATIONS
for the six months ended
September 30, 1995 (unaudited)

Investment income:
 (net of $1,149 foreign taxes withheld)
 Dividends                                            $  6,511
 Interest                                               16,530
                                                      --------
                                                                $23,041
Expenses:
 Management fees (Note 3)                             $  7,725
 Administrative fees (Note 3)                            1,549
 Distribution fees (Note 3)                              3,632
 Transfer agent fees (Note 3)                            1,750
 Custodian fees                                          1,000
 Reports to shareholders                                24,000
 Audit fees                                              9,600
 Legal fees (Note 3)                                    11,500
 Registration and filing fees                           19,250
 Trustees' fees and expenses                               250
 Amortization of organization costs                     11,390
 Other                                                     207
                                                      --------
  Total expenses                                        91,853
 Less expenses reimbursed (Note 3)                     (71,726)
                                                      --------
  Total expenses less reimbursement                              20,127
                                                                -------
   Net investment income                                          2,914
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
  Investments                                              172
  Foreign currency transactions                         (1,521)
                                                      --------
                                                        (1,349)
 Net unrealized appreciation on investments              7,936
                                                      --------
  Net realized and unrealized gain                                6,587
                                                                -------
Net increase in net assets resulting from operations            $ 9,501
                                                                =======

                      SEE NOTES TO FINANCIAL STATEMENTS.

Franklin Templeton Japan Fund
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                             SIX MONTHS      JULY 28, 1994
                                               ENDED        (COMMENCEMENT OF
                                         SEPTEMBER 30, 1995  OPERATIONS) TO
                                            (UNAUDITED)      MARCH 31, 1995
                                         ------------------ ----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                      $    2,914        $   12,167
  Net realized loss on investment and
   foreign currency transactions                 (1,349)           (3,200)
  Net unrealized appreciation                     7,936             1,654
                                             ----------        ----------
   Net increase in net assets resulting
    from operations                               9,501            10,621
 Distributions to shareholders from net
  investment income                              (4,653)           (4,741)
 Fund share transactions (Note 2)             2,029,906           937,635
                                             ----------        ----------
   Net increase in net assets                 2,034,754           943,515
Net assets:
 Beginning of period                          1,443,515           500,000
                                             ----------        ----------
 End of period                               $3,478,269        $1,443,515
                                             ==========        ==========


                       SEE NOTES TO FINANCIAL STATEMENTS.

Franklin Templeton Japan Fund
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Franklin/Templeton Japan Fund (the Fund) is an open-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund was organized as a Delaware business trust on October 29, 1993 and com-menced operations on July 28, 1994. The following summarizes the Fund's signif-icant accounting policies.

a. Securities Valuations:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal ex-change on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

b. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

c. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

d. Security Transactions, Investment Income, Distributions and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign secu-rities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

e. Unamortized Organization Costs:

Organization costs are being amortized on a straight line basis over five years.

Franklin Templeton Japan Fund
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

At September 30, 1995, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                              PERIOD FROM
                                                             JULY 28, 1994
                                                            (COMMENCEMENT OF
                                      SIX MONTHS ENDED       OPERATIONS) TO
                                     SEPTEMBER 30, 1995      MARCH 31, 1995
                                    ---------------------  -------------------
                                     SHARES     AMOUNT     SHARES     AMOUNT
                                    --------  -----------  -------  ----------
     Shares sold                    399, 183  $ 3,884,732  132,082  $1,297,159
     Shares issued on reinvestment
      of distributions                   236        2,327      296       2,875
     Shares redeemed                (189,508)  (1,857,153) (37,012)   (362,399)
                                    --------  -----------  -------  ----------
     Net increase                    209,911  $ 2,029,906   95,366  $  937,635
                                    ========  ===========  =======  ==========

Templeton Global Investors, Inc., the Funds administrative manager, is record owner of 50,410 shares as of September 30, 1995.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton In-vestment Counsel, Inc. (TICI), and Templeton Global Investors, Inc. (TGII), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.75% of the average daily net assets of the Fund. The Fund pays TGII monthly an administrative fee of 0.15% per annum on the first $200 million of the Fund's average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of such average net assets in ex-cess of $1.2 billion. TICI and TGII have voluntarily agreed to reduce their re-spective fees to the extent necessary to limit total expenses to an annual rate of 2.00% of the Fund's average daily net assets through December 31, 1995. Prior to April 15, 1995, this limitation was 1.25% of the Fund's average daily net assets. The amount of reimbursement for the period ended September 30, 1995 is set forth in the Statement of Operations. For the period ended September 30, 1995, FTD received net commissions of $8,983 from the sale of Fund's shares and FTIS received fees of $1,750.

Pursuant to a distribution plan, the Fund reimburses FTD monthly (subject to a limit of 0.35% per annum of the Fund's average daily net assets) for FTD's cost and expenses in connection with any activity that is primarily intended to re-sult in sales of Fund shares. Such distribution fees are set forth in the Statement of Operations.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $11,500 for the period ended Septem-ber 30, 1995.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the pe-riod ended September 30, 1995 aggregated $1,966,483 and $3,071, respectively. The cost of securities for federal income tax purposes is the same as that shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

At September 30, 1995, the aggregate gross unrealized appreciation and depreci-ation of portfolio securities, based on cost for federal income taxes purposes, was as follows:

     Unrealized appreciation      $133,901
     Unrealized depreciation      (124,311)
                                  --------
     Net unrealized appreciation  $  9,590
                                  ========

                                     Notes
                                     -----

                                     Notes
                                     -----

                                     Notes
                                     -----

--------------------------

 FRANKLIN TEMPLETON
 JAPAN FUND

 PRINCIPAL UNDERWRITER:

 Franklin Templeton
 Distributors, Inc.
 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Account Services
 1-800-354-9191

 Sales Information
 1-800-292-9293

 This report must be
 preceded or accompanied
 by a current prospectus
 of the Franklin
 Templeton Japan Fund,
 which contains more
 complete information
 including charges and
 expenses.
 Like any investment in
 securities, the value
 of the Fund's portfolio
 will be subject to the
 risk of loss from
 market, currency,
 economic, political,
 and other factors, as
 well as investment
 decisions by the
 investment manager
 which will not always
 be profitable or wise.
 The Fund and its
 investors are not
 protected from such
 losses by the
 investment manager.
 Therefore, investors
 who cannot accept this
 risk should not invest
 in shares of the Fund.

 To ensure the highest
 quality of service,
 telephone calls to or
 from our service
 departments may be
 monitored, recorded,
 and accessed. These
 calls can be determined
 by the presence of
 a regular beeping tone.

--------------------------



[LOGO OF RECYCLED PAPER APPEARS HERE]

TL417 S95 11/95

FRANKLIN
TEMPLETON
JAPAN
FUND

Semi-Annual Report
September 30, 1995


[LOGO FRANKLIN TEMPLETON APPEARS HERE]